UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Zimmer Biomet Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZIMMER BIOMET HOLDINGS, INC.

STOCKHOLDER SERVICES

345 EAST MAIN STREET

WARSAW, IN 46580

D68724-P68180

Your Vote Counts!

ZIMMER BIOMET HOLDINGS, INC.

2022 Annual Meeting

Vote by May 12, 2022

11:59 PM ET

You invested in ZIMMER BIOMET HOLDINGS, INC. and it’s time to vote!

This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 13, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report/Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an mail to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here to	May 13, 2022
view materials and vote	8:00 a.m., EDT
without entering a control number
Virtually at: www.virtualshareholdermeeting.com/ZBH2022

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Christopher B. Begley	For

1b.	Betsy J. Bernard	For

1c.	Michael J. Farrell	For

1d.	Robert A. Hagemann	For

1e.	Bryan C. Hanson	For

1f.	Arthur J. Higgins	For

1g.	Maria Teresa Hilado	For

1h.	Syed Jafry	For

1i.	Sreelakshmi Kolli	For

1j.	Michael W. Michelson	For

2.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022	For

3.	Approve, on a non-binding advisory basis, named executive officer compensation (“Say on Pay”)	For

NOTE: In their discretion, the proxies are authorized to vote on any other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D68725-P68180